Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of December 21, 2009 (this “Amendment”), to the Credit Agreement, dated as of January 31, 2008 (the “Credit Agreement”), among Prestige Cruise Holdings, Inc., a Panamanian corporation (“Holdings”); Seven Seas Cruises S. de R.L., a Panamanian sociédad de responsibilidad limitada (formerly known as Classic Cruises Holdings S. de R.L., “CCH”), Radisson Seven Seas (France), a French société en nom collectif (“Radisson France”), Celtic Pacific (UK) Two Limited, a company incorporated and existing under the laws of the Bahamas (“CP2”) and Supplystill Limited, an English private limited company (“Supplystill,” and together with CCH, Radisson France and CP2, the “Borrowers”), each other Subsidiary of CCH party thereto from time to time, the lenders party thereto from time to time (the “Lenders”), HSBC BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and the other parties named therein.

W I T N E S S E T H:

WHEREAS, the Loan Parties wish to refinance the existing Second Lien Obligations; and

WHEREAS, at the request of the Loan Parties, the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions contained herein in order, amongst other things, to permit the refinancing referred to above.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.  Defined Terms.  Capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.01.  Amendments to Credit Agreement.  As of the Amendment Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

(a)         Each reference in the Credit Agreement to “Classic Cruises Holdings S. de R.L.” shall be deleted and replaced by “Classic Cruises Holdings S. de R.L. (renamed as Seven Seas Cruises S. de R.L.)”.

(b)         Section 1.01 of the Credit Agreement is hereby amended by inserting (in alphabetical order) the following definitions:

“CCH-Radisson France Intercompany Note” means that certain intercompany note issued by Radisson France, initially in favor of CCH, substantially in the form attached as Exhibit A to the First Amendment or in such other form as may be reasonably acceptable to the Administrative Agent, as such note may be amended, restated, replaced or otherwise modified in any manner not in contravention of Section 6.09(a) of this Agreement.

“CCH-Radisson France Purchase Agreement”  means that certain Purchase Agreement, among the Second Lien Administrative Agent, the Second Lien Collateral Agent and CCH, substantially in the form attached as Exhibit B to the First Amendment or in such other form as may be reasonably acceptable to the Administrative Agent.

“First Amendment” means that certain First Amendment to the Credit Agreement, dated as of December 22, 2009, and effective as of the First Amendment Effective Date.

“First Amendment Effective Date”  means the Amendment Effective Date (as defined in the First Amendment).

“Intercompany Note Pledge Agreement” means that certain Pledge Agreement, between initially CCH (and subsequently, any Permitted CCH-Radisson Note Transferee) and the Collateral Agent, together with the Acknowledgement and Consent attached thereto as Exhibit B executed and delivered by Radisson France, substantially in the form attached as Exhibit C to the First Amendment or in such other form as may be reasonably acceptable to the Administrative Agent.

“Permitted CCH-Radisson Note Transferee” means any Loan Party to which CCH (or any Permitted CCH-Radisson Note Transferee of CCH) has transferred the CCH-Radisson France Intercompany Note, so long as (i) payments by Radisson France under the CCH-Radisson France Intercompany Note to such Loan Party are not subject to tax withholding, (ii) such Loan Party has complied with Section 5.18 and (iii) the transfer of the CCH-Radisson France Intercompany Note to such Loan Party will not create any materially adverse tax consequences for Radisson France.

“Second Lien HY Debt Documents”  means the definitive documentation, including any notes, security documents and other operative agreements, executed and delivered in connection with a Second Lien HY Debt Issuance and evidencing or governing any Second Lien Obligations.

“Second Lien HY Debt Issuance” means the issuance by CCH or any Subsidiary Borrower (or any other Wholly Owned Subsidiary of CCH that becomes a Borrower and to which a Mortgaged Vessel is transferred in accordance with the terms hereof) at any time on or after the First Amendment Effective Date of any Indebtedness that is either unsecured or secured by a Second Lien on the Collateral.

“Second Lien HY Debt Issuance Date” means the date of the initial incurrence of a Second Lien HY Debt Issuance.

(c)         Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Intercreditor Agreement” means (i) prior to the Second Lien HY Debt Issuance Date, the Intercreditor Agreement, dated as of January 31, 2008, among the Collateral Agent, the Second Lien Collateral Agent and the Borrowers and (ii) on and after the Second Lien HY Debt Issuance Date, an intercreditor agreement substantially in the form attached as Exhibit D to the First Amendment, with such changes that are either (A) insubstantial changes to cure ambiguities, omissions, defects, mistakes or inconsistencies, or other insubstantial changes, or (B) substantial changes reasonably acceptable to the Administrative Agent, provided that, except as may be consented to by the Required Lenders, in each case such intercreditor agreement (including such changes) is not less favorable to the Lenders in any material respect than the terms of Exhibit D.

“Second Lien Administrative Agent” means (i) prior to the Second Lien HY Debt Issuance Date, Lehman Commercial Paper, Inc., in its capacity as administrative agent under the Second Lien Loan Documents, and its successors and assigns and (ii) on and after the Second Lien HY Debt Issuance Date, the trustee (or other authorized representative) for the holders of the Second Lien Obligations under the Second Lien HY Debt Documents, and such trustee’s (or such other authorized representative’s) successors and assigns.

“Second Lien Collateral Agent” means (i) prior to the Second Lien HY Debt Issuance Date, Lehman Commercial Paper, Inc., in its capacity as collateral agent under the Second Lien Loan Documents, and its successors and assigns and (ii) on and after the Second Lien HY Debt Issuance Date, the trustee (or other collateral agent) for the holders of the Second Lien Obligations under the Second Lien HY Debt Documents, and such trustee’s (or other collateral agent’s) successors and assigns.

“Second Lien Credit Agreement” means (i) prior to the Second Lien HY Debt Issuance Date, the Second Lien Credit Agreement dated as of January 31, 2008 among Holdings, as a guarantor, the Borrowers, as borrowers, the lenders party thereto, the Second Lien Administrative Agent and the Second Lien Collateral Agent, in respect of up to $200,000,000 of Second Lien secured term loans and letters of credit and (ii) on and after the Second Lien HY Debt Issuance Date, the Second Lien HY Debt Documents.

“Second Lien Loan Documents” means (i) prior to the Second Lien HY Debt Issuance Date, the Second Lien Credit Agreement and the other “Loan Documents” under and as defined in the Second Lien Credit Agreement and (ii) on and after the Second Lien HY Debt Issuance Date, the Second Lien HY Debt Documents.

“Second Lien Maturity Date” means  (i) prior to the Second Lien HY Debt Issuance Date, the Maturity Date (as such term is defined in the Second Lien

Credit Agreement) and (ii) on and after the Second Lien HY Debt Issuance Date, the final maturity date of any Second Lien Obligations under the Second Lien HY Debt Documents.

“Second Lien Obligations” means (i) prior to the Second Lien HY Debt Issuance Date, the “Obligations” as defined in the Second Lien Credit Agreement and (ii) on and after the Second Lien HY Debt Issuance Date, all obligations of CCH and the other Loan Parties owing to the trustee (or other authorized representative) or the holders of any Indebtedness under any Second Lien HY Debt Document (to the extent permitted under Section 6.01(i)), and, if secured, secured by a Second Lien on the Collateral (to the extent permitted under Section 6.02(y)), and to the extent not otherwise restricted under this clause (ii), such Indebtedness shall include (a) the due and punctual payment of (1) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on indebtedness under the Second Lien HY Debt Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (2) all other monetary obligations of the Borrowers under any Second Lien HY Debt Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to any Second Lien HY Debt Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to any Second Lien HY Debt Documents.

“Security Documents” means the Vessel Mortgages, the Deeds of Covenants, the Collateral Agreement, the Subsidiary Borrower Pledge Agreements, the Earnings Assignments, the Insurance Assignments, the Intercompany Note Pledge Agreement (if existing) and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.10.

(d)         Clause (d) of the definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause of such definition in its entirety and replacing it with the following:

“(d) no Permitted Refinancing Indebtedness shall have additional obligors (but may have fewer obligors) or greater guarantees or security (but may have less security or guarantees), than the Indebtedness being Refinanced”.

(e)         Clause (i) of Section 1.02(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) any definition of or reference to any agreement, instrument or other document (including any organizational document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, replaced, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, replacements, supplements or modifications set forth herein or in any other Loan Document),”.

(f)         Clause (C) of Section 2.09(c)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(x) prior to the Second Lien HY Debt Issuance Date, third, to the Second Lien Administrative Agent for prepayment of the Second Lien Obligations of Radisson France then outstanding but, in any event, subject to the turnover provisions set forth in Section 5.7 of the Intercreditor Agreement; and

(y)  on and after the Second Lien HY Debt Issuance Date, third, to the Administrative Agent (by virtue of a payment of the CCH-Radisson France Intercompany Note by Radisson France in favor of CCH (or, if applicable, in favor of a Permitted CCH-Radisson Note Transferee then holding the CCH-Radisson France Intercompany Note) that is directed by CCH (or, if applicable, by such Permitted CCH-Radisson Note Transferee) to be paid directly to the Administrative Agent), initially in prepayment of all Term Loans then outstanding to CCH, and then in prepayment of all other Term Loans then outstanding, provided, however, that the amounts contemplated by this clause (C) to be due and payable to the Administrative Agent shall be due and payable to the Administrative Agent regardless of the effectiveness of the CCH-Radisson France Intercompany Note or otherwise”.

(g)         Article 5 of the Credit Agreement is hereby amended by adding the following new Section 5.18 to the end of such article:

“Section 5.18. CCH-Radisson France Intercompany Note Transfer. The CCH-Radisson France Intercompany Note may not be transferred except to a Permitted CCH-Radisson Note Transferee. In the event of a transfer of the CCH-Radisson France Intercompany Note to a Permitted CCH-Radisson Note Transferee, ensure that such Permitted CCH-Radisson Note Transferee shall execute and deliver an assumption of CCH’s obligations under the Intercompany Note Pledge Agreement (or other documentation satisfactory to the Administrative Agent to evidence such CCH-Radisson Note Transferee’s pledge of the CCH-Radisson France Intercompany Note), prior to or not later than simultaneously with the occurrence of the relevant transfer, together with (i) a replacement CCH-Radisson France Intercompany Note in favor of such Permitted CCH-Radisson Note Transferee and a signed but undated allonge (or the equivalent), (ii) a replacement Acknowledgement and Consent substantially in the form attached to the Intercompany Note Pledge Agreement, duly executed by Radisson France, (iii) evidence of the filing of a replacement UCC financing statement in the appropriate filing office and evidence of any other applicable registrations, filings and/or notices necessary in any relevant jurisdiction, in each case to perfect the Liens created under the Intercompany Note Pledge Agreement, and (iv) favorable written opinions of counsel to the Loan Parties covering the capacity and authority of such Permitted CCH-Radisson Note Transferee to enter into and perform its obligations under the Intercompany Note Pledge Agreement, and the enforceability of, and creation and perfection of security interests under, the Intercompany Note Pledge Agreement.”.

(h)         Section 6.01(i) of the Credit Agreement is hereby amended by adding the following text to the end of such section:

“provided further that it is understood and agreed that notwithstanding anything to the contrary in the definition of Permitted Refinancing Indebtedness (it being understood that any Indebtedness satisfying the criteria set forth in this proviso shall constitute Permitted Refinancing Indebtedness) or otherwise,

(A)         the principal amount of Permitted Refinancing Indebtedness incurred pursuant to a Second Lien HY Debt Issuance to Refinance any Indebtedness under this Section 6.01(i) may be in an amount up to $200,000,000 (plus any underwriting discounts, fees, commissions and expenses incurred in connection with the incurrence of such Permitted Refinancing Indebtedness); provided still further, that:

(1)         subject to clause (2) below, the principal amount of such Permitted Refinancing Indebtedness (when aggregated with the Net Proceeds of all prior Second Lien HY Debt Issuances) may exceed $200,000,000 (plus any underwriting discounts, fees, commissions and expenses incurred in connection with the incurrence of such Permitted Refinancing Indebtedness) so long as any Net Proceeds in excess of $200,000,000 in the aggregate (or in the case of any Permitted Refinancing Indebtedness refinancing Permitted Refinancing Indebtedness that was incurred under this proviso in this clause (A), to the extent greater than $200,000,000, the Net Proceeds in excess of the amount being refinanced), shall be applied to prepay the remaining Term Loan installments in inverse order of maturity, and

(2)         in connection with any Second Lien HY Debt Issuance, the Net Proceeds of which (or such portion thereof) when aggregated with the Net Proceeds of all prior Second Lien HY Debt Issuances are equal to or less than $200,000,000, 100% of the Net Proceeds in excess of the amount being refinanced (the amount being refinanced for purposes of this clause (2) with respect to the initial Second Lien HY Debt Issuance shall include the principal amount of outstanding and undrawn letters of credit under the Second Lien Credit Agreement at the time of such initial Second Lien HY Debt Issuance, and if no such letters of credit are then outstanding at such time, the amount of cash collateral (or the principal amount of outstanding and undrawn letters of credit to the extent of the aggregate amount of cash collateral furnished by the Loan Parties for such letters of credit), if any, held at such time by the beneficiaries (or their affiliates) of letters of credit that were outstanding under the Second Lien Credit Agreement on January 15, 2010) shall be applied to prepay Term Loans pursuant to Section 2.10(a); provided that in no event shall the amount of Net Proceeds required to be applied pursuant to this clause (2) exceed $10,000,000 in the aggregate;

(B)       the Second Lien HY Debt Documents may include a yield to maturity, after giving effect to any original issue discount, of up to a maximum amount of 14% per annum; provided further, that in no event shall such yield to maturity be increased beyond 14% per annum pursuant to Section 6.09(d)(iii);

(C)         in connection with the initial Second Lien HY Debt Issuance, the Administrative Agent shall have received (1) counterparts of the Intercompany Note Pledge Agreement, executed and delivered by a duly authorized officer of CCH and by the Collateral Agent, (2) the original CCH-Radisson France Intercompany Note together with a signed but undated allonge (or the equivalent), (3) the Acknowledgment and Consent substantially in the form attached to the Intercompany Note Pledge Agreement, duly executed by Radisson France, (4) evidence of the filing of a UCC financing statement in the appropriate public filing office to perfect the Liens created under the Intercompany Note Pledge Agreement, and (5) favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank and dated the Second Lien HY Debt Issuance Date) of counsel to the Loan Parties, as to (i) the capacity and authority of CCH to enter into and perform its obligations under the Intercompany Note Pledge Agreement and (ii) the enforceability of, and creation and perfection of security interests under, the Intercompany Note Pledge Agreement; and

(D)         Permitted Refinancing Indebtedness incurred pursuant to a Second Lien HY Debt Issuance to Refinance any Indebtedness under this Section 6.01(i) may be secured by a Second Lien on the CCH-Radisson France Intercompany Note.”.

(i)         Section 6.04(b) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i), adding new clause (iii) after clause (ii) and restating the proviso at the end of such Section as follows:

“, and (iii) the purchase by CCH (or any Permitted CCH-Radisson Note Transferee) of obligations owed by Radisson France under the Second Lien Loan Documents, including the CCH-Radisson France Intercompany Note pursuant to the CCH-Radisson France Purchase Agreement or otherwise, provided that any such Indebtedness described in the foregoing clauses (ii) and (iii) is subordinated to the Obligations to the extent and in the manner required under 6.01(e) (or, in the case of the CCH-Radisson France Intercompany Note, is subordinated to the Obligations to the extent and in the manner set forth in the CCH-Radisson France Intercompany Note);”.

(j)         Section 6.09(a) of the Credit Agreement is hereby amended by deleting the word “or” after clause (iv) and inserting a “,” at the end of such clause, and adding the following new clause (vi) to the end of such Section:

“or (vi) the CCH-Radisson France Intercompany Note”.

(k)         Section 6.09(b)(i) of the Credit Agreement is hereby amended by restating the proviso at the end of such Section in its entirety as follows:

“provided that each payment under the CCH-Radisson France Intercompany Note described in Section 2.09(c)(ii)(C) and the transactions described on Schedule 6.09 shall be expressly permitted for all purposes hereunder;”.

(l)         Section 6.09(d) of the Credit Agreement is hereby amended by adding the following text to the end of such section;

“provided that it is understood and agreed that notwithstanding anything to the contrary set forth herein,

(A)         the principal amount of Permitted Refinancing Indebtedness incurred pursuant to a Second Lien HY Debt Issuance to Refinance any Indebtedness under Section 6.01(i) of the Credit Agreement may be in an amount up to $200,000,000 (plus any underwriting discounts, fees, commissions and expenses incurred in connection with the incurrence of such Permitted Refinancing Indebtedness); provided further, that:

(1)         subject to clause (2) below, the principal amount of such Permitted Refinancing Indebtedness (when aggregated with the Net Proceeds of all prior Second Lien HY Debt Issuances) may exceed $200,000,000 (plus any underwriting discounts, fees, commissions and expenses incurred in connection with the incurrence of such Permitted Refinancing Indebtedness) so long as any Net Proceeds in excess of $200,000,000 in the aggregate (or in the case of any Permitted Refinancing Indebtedness refinancing Permitted Refinancing Indebtedness that was incurred under this proviso in this clause (A), to the extent greater than $200,000,000, the Net Proceeds in excess of the amount being refinanced), shall be applied to prepay the remaining Term Loan installments in inverse order of maturity, and

(2)         in connection with any Second Lien HY Debt Issuance, the Net Proceeds of which (or such portion thereof) when aggregated with the Net Proceeds of all prior Second Lien HY Debt Issuances are equal to or less than $200,000,000, 100% of the Net Proceeds in excess of the amount being refinanced (the amount being refinanced for purposes of this clause (2) with respect to the initial Second Lien HY Debt Issuance shall include the principal amount of outstanding and undrawn letters of credit under the Second Lien Credit Agreement at the time of such initial Second Lien HY Debt Issuance, and if no such letters of credit are then outstanding at such time, the amount of cash collateral (or the principal amount of outstanding and undrawn letters of credit to the extent of the aggregate amount of cash collateral furnished by the Loan Parties for such letters of credit), if any, held at such time by the beneficiaries (or their affiliates) of letters of credit that were outstanding under the Second Lien Credit Agreement on January 15, 2010) shall be applied to prepay Term Loans pursuant to Section 2.10(a); provided that in no event shall the amount of Net Proceeds required to be applied pursuant to this clause (2) exceed $10,000,000 in the aggregate;

(B)         the Second Lien HY Debt Documents may include a yield to maturity, after giving effect to any original issue discount, of up to a maximum amount of 14% per annum; provided further, that in no event shall such yield to maturity be increased beyond 14% per annum pursuant to Section 6.09(d)(iii);

(C)         in connection with the initial Second Lien HY Debt Issuance, the Administrative Agent shall have received (1) counterparts of the Intercompany Note Pledge Agreement, executed and delivered by a duly authorized officer of CCH and by the Collateral Agent, (2) the original CCH-Radisson France Intercompany Note together with a signed but undated allonge (or the equivalent), (3) the Acknowledgment and Consent substantially in the form attached to the Intercompany Note Pledge Agreement, duly executed by Radisson France, (4) evidence of the filing of a UCC financing statement in the appropriate public filing office to perfect the Liens created under the Intercompany Note Pledge Agreement, and (5) favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank and dated the Second Lien HY Debt Issuance Date) of counsel to the Loan Parties, as to (i) the capacity and authority of CCH to enter into and perform its obligations under the Intercompany Note Pledge Agreement and (ii) the enforceability of, and creation and perfection of security interests under, the Intercompany Note Pledge Agreement; and

(D)         Permitted Refinancing Indebtedness incurred pursuant to a Second Lien HY Debt Issuance to Refinance any Indebtedness under Section 6.01(i) may be secured by a Second Lien on the CCH-Radisson France Intercompany Note.”.

(m)         Section 8.04 of the Credit Agreement is hereby amended by deleting the sixth sentence thereof in its entirety and replacing it with the following:

“Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document (including with respect to any matter hereunder or under any other Loan Document that is subject to such Agent’s consent or approval) unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it (or, in the case of the Collateral Agent, the Administrative Agent) deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.”.

(n)         Schedule 2.01 to the Credit Agreement is hereby amended by deleting “DVB Bank NV” and replacing it with “DVB Bank SE, Rotterdam Branch”.

Section 2.02. Conditions to Effectiveness.     This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)         The Administrative Agent shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each of Holdings, the Borrowers, the Administrative Agent and the Required Lenders.

(b)         The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank and dated the Amendment Effective Date) of counsel to the Loan Parties, as to (i) the enforceability of this Amendment and of the Credit Agreement as amended hereby, (ii) the continued validity and perfection, following the effectiveness of this Amendment, of the security interests in the Collateral and (iii) such other matters reasonably requested by the Administrative Agent (and the Loan Parties hereby request such counsel to deliver such opinions), in each case substantially in the form attached as Exhibit E to the First Amendment or in such other form as may be reasonably acceptable to the Administrative Agent.

(c)         Not later than the Amendment Effective Date, the Borrowers shall have paid a fee to each Lender which shall have provided its irrevocable consent to the terms of this Amendment to the Administrative Agent by delivering an executed counterpart of this Amendment to the Administrative Agent, such fee to be in an amount equal to 0.35% of the aggregate of such consenting Lender’s outstanding Loans, Revolving L/C Exposures and Available Unused Commitments at such time.

(d)         The Borrowers shall have paid all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment (including reasonable fees and expenses of the Administrative Agent’s counsel), to the extent invoiced prior to the date hereof; provided that nothing in this Amendment shall limit the generality of Section 10.05 of the Credit Agreement.

(e)         Each Loan Party executing this Amendment shall have delivered to the Administrative Agent a certificate of such Loan Party dated the date hereof signed by a responsible officer of such Loan Party:

(1)         certifying and attaching the resolutions of each such Loan Party’s Board of Directors or other governing body approving and authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, certified by an officer or the equivalent of such Loan Party as being in full force and effect without modification or amendment;

(2)         certifying the signature and incumbency of the officers of each such Loan Party authorized to execute and deliver this Amendment on behalf of such Loan Party; and

(3)         certifying that the confirmations set forth in Section 2.03 of this Amendment are true and correct.

Section 2.03. Representation and Warranties. Before and after giving effect to this Amendment, on the Amendment Effective Date, (i) each of the Borrowers and Holdings hereby confirms that this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Holdings, constitutes the legal, valid and binding obligations of each of the Borrowers and Holdings enforceable against it in accordance with its terms and the Credit Agreement, and will not violate the certificate or articles of incorporation or bylaws of the Borrowers or Holdings, and (ii) each Borrower hereby confirms that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 2.04. Authorization to Enter into Intercreditor Agreement.   The Required Lenders hereby authorize the Collateral Agent at any time after the Amendment Effective Date to enter into an intercreditor agreement substantially in the form attached as Exhibit D hereto, with such changes that are either (A) insubstantial changes to cure ambiguities, omissions, defects, mistakes or inconsistencies, or other insubstantial changes, or (B) substantial changes reasonably acceptable to the Administrative Agent, provided that, except as may be consented to by the Required Lenders, in each case such intercreditor agreement (including such changes) is not less favorable to the Lenders in any material respect than the terms of Exhibit D.

Section 2.05. No Other Amendments or Waivers.   This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

Section 2.06. Counterparts.   This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 2.07. GOVERNING LAW.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.08. Release.  In consideration for the execution of this Amendment, each Loan Party and their Affiliates (the “Releasors”) unconditionally and irrevocably acquits and fully forever releases and discharges each Lender, the Administrative Agent, the Collateral Agent and all Affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, known or unknown, direct or indirect, suspected or claimed, whether arising under common law, in equity or under statute, which such Releasor ever had or now has against any of the Releasees and which may have arisen at any time prior to the Amendment Effective Date and which were in any manner related to this Amendment, the Credit Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Releasor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Releasees or of any facts or acts or omissions of the Releasees which on the Amendment Effective Date would be the basis of a claim by the Releasors against the Releasees which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Claims to any other person or entity and that the foregoing constitutes a full and complete release of all Released Claims. Releasors have granted this release freely and voluntarily and without duress.

Section 2.09. Reaffirmation.   Each Loan Party party hereto hereby ratifies and reaffirms as of the Amendment Effective Date that its Guarantee under Article IX of the Credit Agreement and each and every security interest and lien granted by it in favor of the Secured Parties under the Security Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, and any other obligations purported to be guaranteed by its Guarantee under Article IX of the Credit Agreement or secured under the Security Documents, including, without limitation, the payment and performance of all Obligations in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Documents (including, without limitation, the obligations of the Borrowers with respect to the Loans). Neither this Amendment nor any other agreement or matter relating hereto shall release, reduce or diminish any Loan Party’s obligations to the Secured Parties under the Security Documents, the Guarantee or any other Loan Document, or prejudice, alter or in any regard adversely affect the rights and remedies of any Secured Party in respect thereof.

Section 2.10. Credit Agreement Remains in Effect.

(1)         Except as expressly provided herein, all provisions, terms and conditions of the Credit Agreement shall remain in full force and effect.

(2)         Nothing contained herein shall constitute a waiver of any other rights or remedies that any Lender may have.

(3)         As amended hereby, the Credit Agreement is ratified and confirmed in all respects. Whenever the “Credit Agreement” is referred to in the Credit Agreement, any other Loan Document or any of the exhibits, schedules or annexes thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement as amended hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PRESTIGE CRUISE HOLDINGS, INC.

By:	/s/ Gema Piñon
Name: Gema Piñon
Title: Vice President, General Counsel and Secretary

SEVEN SEAS CRUISES S. DE R.L.

By:	/s/ Gema Piñon
Name: Gema Piñon
Title: Authorized Person

RADISSON SEVEN SEAS (FRANCE) SNC

By:	/s/ Christian Sauleau
Name: Christian Sauleau
Title: Manager

CELTIC PACIFIC (UK) TWO LIMITED

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

SUPPLYSTILL LIMITED

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

HSBC BANK PLC, as Administrative Agent and as a Lender

By:	/s/ David Stent
Name: David Stent
Title: Director

By:
Name:
Title:

NAME OF LENDER:

KPW IPEX-Bank GmbH Palmengartenstraße 5-9 60325 Frankfurt am Main Tel. 069 7431-0

By:	/s/ Hans Jürgen Schmidt
	Name:	Hans Jürgen Schmidt
	Title:	First Vice President

By:	/s/ Claudia Wenzel
	Name:	Claudia Wenzel
	Title:	SPM

NAME OF LENDER:

SCOTIABANK EUROPE PLC

By:	/s/ R. Harrington
	Name:	R. Harrington
	Title:	Managing Director

By:	/s/ J.G. Stark
	Name:	J.G. Stark
	Title:	Director

17

NAME OF LENDER:

UniCredit Bank AG

By:	/s/ Oliver Auer
Oliver Auer
Assistant Vice President

By:	/s/ Sabine Köhler
Sabine Köhler
Vice President

17

NAME OF LENDER:

DVB BANK SE, ROTTERDAM BRANCH as a Lender:

By:	/s/ E.L. Grüner-Hegge
	Name:	E.L. Grüner-Hegge
	Title:	Senior Vice President

By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	Senior Vice President

17

NAME OF LENDER:

DnB NOR BANK ASA

By:	/s/ Amra Koluder
	Name:	Amra Koluder
	Title:	First Vice President

By:	/s/ Hans Helberg
	Name:	Hans Helberg
	Title:	SVP

17

NAME OF LENDER:

Bank of Scotland PLC

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Analyst

By:
Name:
Title:

17

NAME OF LENDER:

Deutsche Schiffsbank Aktiengesellschaft

By:	/s/ Tanja Lauerer
	Name:	Tanja Lauerer
	Title:	Assistant General Manager

By:	/s/ Yves Kallina
	Name:	Yves Kallina
	Title:	Assistant General Manager

17

NAME OF LENDER:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

By:
Name:
Title:

NAME OF LENDER:

CALYON

By:	/s/ G.O. Bygodt
	Name:	G.O. Bygodt
	Title:	Head of Paris Ship Finance

By:	/s/ Jerôme LeBlond
	Name:	Jerôme LeBlond
	Title:	Director